Exhibit 10.3

Contrat de location de main d’oeuvre

entre

____________________________________________

Globalization Partners Switzerland SA (“G-P”)

Route de Frontenex 86bis

1208 Genève

(Bailleur de Services)

et

____________________________________________

Dyne Therapeutics Inc.

1560 Trapelo Road

Waltham

Massachusetts 02451

Etats-Unis

(le Client)

La validité du présent contrat et sa continuation sont également soumises à l’octroi d’une autorisation de pratiquer la location de services délivrée par l’autorité compétente, respectivement à l’absence de retrait de l’autorisation par ladite autorité ; pour mémoire, cette autorité au niveau cantonal est l’Office cantonal de l’Emploi, Service Juridique, Rue des Gares 16, CP 2660, 1211 Genève 2 et au niveau fédéral le SECO, Secteur Placement et location de services PAVV, Holzikofenweg 36, 3003 Berne.

Le Bailleur de Services met à disposition de l’entreprise de mission le travailleur ci-après :

Employé : Johanna Friedl-Naderer

Qualifications professionnelles : Diplôme universitaire

Type de travail : Directeur commercial

Lieu de travail : CH – bureau à domicile

Personne de contact chez le Client : Kate Mitchell, VP, Head of HP

Adresse email : [***]

Début de la mission : 03 septembre 2024

Durée de la mission : 03 septembre 2024 – à durée indéterminée

Temps de travail hebdomadaire : 40 heures

Labor Leasing Contract

between

______________________________________________

Globalization Partners Switzerland SA (“G-P”)

Route de Frontenex 86bis

1208 Genève

(the Labour Leasing Company)

and

_____________________________________________

Dyne Therapeutics Inc.

1560 Trapelo Road

Waltham

Massachusetts 02451

United States

(the Client)

The validity of this contract and its continuation are also subject to the granting of an authorization to lease services issued by the competent authority, respectively to the absence of withdrawal of the authorization by the said authority; for the record, this authority at cantonal level is the Office cantonal de l'Emploi, Service Juridique, Rue des Gares 16, CP 2660, 1211 Genève 2 and at federal level SECO, Secteur Placement et location de services PAVV, Holzikofenweg 36, 3003 Berne.

The Labour Leasing Company places at the Client’s disposal the following employee:

Employee: Johanna Friedl-Naderer

Professional Qualifications: University degree

Type of work to be performed: Chief Commercial Officer

Place of work: CH – from home

Client contact person: Kate Mitchell, VP, Head of HP

Email address: [***]

Start of assignment: September 03rd, 2024

Duration of assignment: September 03rd, 2024– open ended

Weekly working time: 40 hours

Collective work agreement applicable at Client Company: N/A

Convention collective de travail applicable chez le Client : N/A

Honoraires, toutes charges sociales comprises (excl. TVA) : 51,764.27 CHF par mois

Période d’essai : N/A

Délai de préavis standard : Le délai de congé applicable en cas de résiliation des rapports de travail est de 3 mois.

Frais : Dyne Therapeutics remboursera les frais professionnels approuvés, conformément à la politique de dépenses de Dyne Therapeutics.

Assurance maladie complémentaire : Dyne fournira un remboursement de 1 502 euros par mois pour l'assurance maladie complémentaire que le candidat paie lui-même.

Modalités de paiement : 3 jours

Responsabilité :

Le Bailleur de services et le Client ne sont ni liés par un contrat d’entreprise, ni par un contrat de mandat. Le Bailleur de services ne répond donc en aucune manière envers le Client du résultat ou de la qualité des prestations fournies par L’Employé. La responsabilité du Bailleur de services envers le Client est strictement limitée au choix de l’Employé par rapport aux besoins du Client.

Lors de la mission, l'Employé travaille sous l’entière responsabilité du Client et selon les instructions de celui-ci. Le Bailleur de services n'est pas responsable envers le Client des dommages causés à celui-ci ou à des tiers par l’Employé dans le cadre de la mission auprès du Client.

Par sa signature ci-dessous, le Client confirme l’acceptation des termes ci-dessus.

La version définitive du présent avenant qui lie les Parties est la version française, la version anglaise de ce contrat n’étant fournie qu’à titre d’information. En cas de contradiction entre les versions française et anglaise, la version française prévaudra.

Dans la mesure où des droits de propriété intellectuelle créés par le travailleur/la travailleuse dans le cadre de ses services au Client sont dévolus par la loi suisse au Bailleur de services en tant qu'employeur, le Bailleur de Services cède par les présentes ces droits au Client.

Fees, incl. all social security payments (ex. VAT):

51,764.27 CHF per month

Probationary period: N/A

Standard notice period: The notice period applicable in the event of termination of working relations is 3 months

Expenses: Dyne Therapeutics will reimburse approved business expenses as outlined in the Dyne Therapeutics Expense Policy..

Supplemental Health Insurance: Dyne will provide a 1,502 per month reimbursement for supplemental health insurance that the candidate pays for on her own

Payment terms: 3 days

Liability:

The Labour Leasing Company and the Client are neither bound by a contract for work and services nor by a mandate contract. The Labour Leasing Company is therefore in no way liable to the Client for the result or quality of the services provided by the Employee. The Labour Leasing Company’s liability to the Client is strictly limited to the choice of the Employee in relation to the Client's needs.

During the assignment, the Employee works under the full responsibility of the Client and according to the latter's instructions. The Labour Leasing Company is not liable to the Client for any damage caused to the Client or to third parties by the Employee in the course of the engagement with the Client.

By its signature below, the Client confirms acceptance of the above terms.

The definitive version of this amendment that binds the Parties is the French language version, the English version being provided for information purposes only. In the event of a contradiction between the two versions, the French version shall prevail.

To the extent any intellectual property rights created by the Employee during the course of his/her services to the Client vest by operation of Swiss law to the Labour Leasing Company as the Employer, the Labour Leasing Company hereby assigns such rights to the Client.

The place of jurisdiction is where court of the place where the commercial establishment of the Labour Leasing Company is situated.

Le for juridique est le lieu où le Bailleur de Services a son siège.

Lieu et date :

/s/ Andra Enescu

____________________________________________

Globalization Partners Switzerland SA

Le Bailleur de Services

Lieu et date :

/s/ Kate Mitchell

___________________________________________

Kate Mitchell, VP, Head of HP

Le Client

Place and date:

/s/ Andra Enescu

_______________________________________________

Globalization Partners Switzerland SA

The Labour Leasing Company

Place and date:

/s/ Kate Mitchell

______________________________________________

Kate Mitchell, VP, Head of HP

The Client